SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                 April 21, 2004

                        (Date of earliest event reported)

                           FIRST FEDERAL CAPITAL CORP

             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NO. 000-18046

WISCONSIN                                   39-1651288
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation)

605 STATE STREET
LA CROSSE, WI                               54601
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(Address of principal executive offices)    (Zip Code)

                                 (608) 784-8000
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

First Federal Capital Corp is filing as Exhibit 99.1 to this Form 8-K its press release dated April 21, 2004, announcing earnings for the three month period ended March 31, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  N/A

     (b)  N/A

     (c)  Exhibit No. Description

     99.1 Press Release dated April 21, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST FEDERAL CAPITAL CORP

Date: April 21, 2004                  By: /s/ Michael W. Dosland
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                                          Michael W. Dosland, Senior Vice
                                          President, and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated April 21, 2004.